SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2011

ROSTOCK VENTURES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-144944	98-0514250
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3033 Fifth Avenue, Suite 400 San Diego, CA 92103
(Address of principal executive offices)
(619) 546-6100
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel & Zouvas, LLP

3033 Fifth Ave. Suite 400

San Diego, CA 92103

Telephone (619) 546-6100

Facsimile (619) 546-6060

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          .    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          .    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          .    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 10, 2011, Luis Carrillo resigned as the Company’s President, and Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and sole Director.  The resignation did not involve any disagreement with the Company.

On May 10, 2011, Gregory Rotelli (“Mr. Rotelli”) was appointed as the Company’s President, and Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and sole Director.  On May 10, 2011, Mr. Rotelli accepted the appointment.

The biography for Mr. Rotelli is set forth below:

Since 2006, Mr. Rotelli has been a Principal of Pacific Coast Capital Group, LLC and has over 25 years experience in senior management for both public and early-stage private companies, including former Chief Operating Officer for Direct Stock Market, an online investment bank for emerging growth venture capital financing. His broad range of talent spans operational management, Internet development, new media strategy and capital acquisition.  Mr. Rotelli has advised and negotiated in both structured financings and early stage investment capital raising ranging up to a $150 million securitization. Mr. Rotelli has held lead positions in both technology start-ups as well as with established public companies. Mr. Rotelli holds a BA degree in Classics from Brown University in Rhode Island in 1982. He was deemed a Distinguished Scholar at the Regent University in Virginia, where he received his MBA in Marketing and Management in 1985.  Mr. Rotelli serves on the boards of directors and strategic advisory boards of several technology, oil & gas, financial services and healthcare companies.

ITEM 7.01

REGULATION FD DISCLOSURE

On May 10, 2011, the Company issued a press release announcing the appointment of Mr. Rotelli and the resignation of Mr. Carrillo as set forth above.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated May 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 10, 2011	Rostock Ventures Corp.

By: /s/ Gregory Rotelli
Gregory Rotelli
President & CEO